Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”) is dated as of December __, 2014, by and between DELMAR PHARMACEUTICALS, INC., a Nevada corporation (the “Company”), and ________________________________________________ (the “Investor”).

WHEREAS:

A. As of December 19, 2014, the Company has: outstanding warrants to purchase 7,209,404 shares of the Company’s Common Stock issued in the Company’ private placement financings that closed on January 25, 2013, January 31, 2013, February 8, 2013, February 21, 2013, February 28, 2013, March 1, 2013, and March 6, 2013 (the “Private Placement Warrants”).

B. As of the date hereof, Investor owns Private Placement Warrants to purchase an aggregate of __________ shares of Common Stock of the Company;

C. The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, the Company and the Investor shall exchange Private Placement Warrants to purchase an aggregate of __________ shares of the Company’s Common Stock (the “Investor Warrants”) and the Company shall issue to such Investor one share (the “Shares”) of the Company’s Common Stock par value $.001 per share in exchange for every three Investor Warrants exchanged by such Investor and exchange pursuant to this Agreement;

D. The exchange of the Investor Warrants for the Shares is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. EXCHANGE.

1.1 Exchange. Subject to the satisfaction or waiver of the conditions with respect to the Closing set forth in Sections 5 and 6 below, at the Closing the Investor and the Company shall, pursuant to Section 3(a) (9) of the 1933 Act, exchange the Shares for the Investor Warrants such that the Company shall issue to the Investor one share of the Corporation’s Common Stock for every three Investor Warrants exchanged by the Investor (the “Exchange”):

(a) Closing. The issuance of the Shares (the “Closing”) shall occur at the offices of Sichenzia Ross Friedman Ference LLP. The date and time of the Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and Investor).

(b) Consideration. At the Closing, the Shares shall be issued to the Investor in exchange for the Investor Warrants being exchanged by such Investor without the payment of any additional consideration. At the Closing, the Company shall issue the Investor one Share of the Company’s Common Stock for in exchange for the every three Investor Warrants exchanged by the Investor. In lieu of issuing fractional shares, the Company will round up in the event that an Investor would be entitled to receive less than one share of Common Stock.

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(c) Delivery. In exchange for the Investor Warrants being exchanged by the Investor, within ten (10) business days of receipt by the Company from the Investor (or its designee) of the original Investor Warrant, which shall be delivered on or prior to the Closing, the Company shall deliver or cause to be delivered to the Investor the Shares at such address set forth on the signature page for delivery of the Shares. As of the Closing, the Investor Warrants exchanged by such Investor pursuant to this Agreement shall be null and void and any and all rights arising thereunder shall be extinguished. If the Investor exchanges less than the total number of Investor Warrants owned by such Investor, the Company will send (as soon as practicable after the Closing) the Investor new Investor Warrants which shall be on the same form, including the current exercise prices and amounts, of such Investor Warrants that are not exchanged pursuant to this Agreement.

2. COMPANY REPRESENTATIONS AND WARRANTIES.

2.1 Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the Shares has been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

2.2 No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a material adverse effect on the Company or its subsidiaries.

2.3 Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Investor contained herein, the offer and issuance by the Company of the issuance of the Shares is exempt from registration pursuant to the exemption provided by Section 3(a)(9) of the 1933 Act and the exemption provided by Rule 506 of Regulation D promulgated under the 1933 Act.

2.4 Issuance of Securities. The issuance of the Shares is duly authorized and upon issuance in accordance with the terms of this Agreement, shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof.

2.5 Transfer Taxes. On the Closing, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Shares to be exchanged with the Investor hereunder will be, or will have been, fully paid or provided for by the Company.

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3. INVESTOR’S REPRESENTATIONS AND WARRANTIES.

As a material inducement to the Company to enter into this Agreement and consummate the exchange, Investor represents, warrants and covenants with and to the Company as follows:

3.1 Authorization and Binding Obligation. The Investor has the requisite legal capacity, power and authority to enter into, and perform under, this Agreement and to exchange such Investor’s Investor Warrants and receive the Shares in exchange thereof. The execution, delivery and performance of this Agreement and performance by such Investor and the consummation by such Investor of the transactions contemplated hereby have been duly authorized by all requisite corporate, partnership or similar action on the part of such Investor and no further consent or authorization is required. This Agreement has been duly executed and delivered by the Investor, and constitutes the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws. Investor understands that be executing this Agreement, Investor is automatically and irrevocably and contemporaneously exchanging such Investor’s Investor Warrants and thereafter such Investor Warrants will be null and void.

3.2 Beneficial Owner. With respect to the Investor Warrants being exchanged by the Investor (i) the Investor owns, beneficially and of record, good and marketable title to such Investor Warrants free and clear of any taxes or encumbrances; (ii) the Investor Warrants being exchanged by the Investor are not subject to any transfer restriction; (iii) the Investor has not entered into any agreement or understanding with any person or entity to dispose of the Investor Warrants; and (iv) at the Closing, the Investor will convey to the Company good and marketable title to the Investor Warrants, free and clear of any security interests, liens, adverse claims, encumbrances, taxes or encumbrances.

3.3 Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act. Such Investor has accurately completed the Accredited Investor Questionnaire included with this Agreement.

3.4 Purchase Entirely for Own Account. The Shares to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

3.5 Disclosure of Information. Investor has had the opportunity to review the current business prospects, financial condition and operating history of the Company as set forth in the filings that the Company has made with the Securities and Exchange Commission, including, but not limited to, the Company’s Transition Report on form 10-K for the transition period from January 1, 2014 to June 30, 2014 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. The Investor has also had the opportunity to ask questions and receive answers from the Company regarding the terms and conditions pertaining to my execution of this Agreement and the Investor has received all the information Investor consider necessary or appropriate for deciding whether to exchange such Investor’s Investor Warrants.

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3.6 Proceedings. No proceedings are pending or, to the knowledge of the Investor, threatened before any court, arbitrator or administrative or governmental body that would adversely affect the Investor’s right and ability to surrender and exchange Investor Warrants.

3.7 Tax Consequences. The Investor acknowledges that the purchase of the Shares may involve tax consequences to the Investor and that the contents of this Agreement do not contain tax advice. Investor acknowledges that it has not relied and will not rely upon the Company with respect to any tax consequences related to the exchange of such Investor’s Warrants. The Investor assumes full responsibility for all such consequences and for the preparation and filing of any tax returns and elections which may or must be filed in connection with such Investor Warrants.

3.8 Reliance on Exemptions. The Investor understands that the Shares are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares. Investor acknowledges that that neither the Securities Exchange Commission nor any state securities commission has approved or disapproved of the transactions contemplated herein, passed up on the merits or fairness of the transaction; or passed upon the adequacy or accuracy of the disclosure in this document.

3.9 Transfer Restrictions. Investor acknowledges that the Shares will be when issued to the Investor “restricted securities” and may not be sold by the holder absent a registration statement covering the resale of the Shares or an exemption from the registration requirement.

4. COVENANTS.

4.1 Reasonable Best Efforts. The Company shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 5 of this Agreement. The Investor shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement.

4.2 Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the Shares may be tacked onto the holding period of the Investor Warrants, and the Company agrees not to take a position contrary to this Section 4.2. Upon receipt of an opinion of counsel to the Investor, in a form reasonably acceptable to the Company, the Company agrees to take all actions reasonably necessary to issue the Common Stock upon the sale of the Shares without any restrictive legend and without the need for any additional action by the Investor following any sale of such Shares if such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions.

4.3 No Trading. The Investor agrees not to directly or indirectly purchase, sell make any short sale of, loan grant any option for the purchase of, or otherwise transfer or dispose of the Company’s Common Stock (or other securities, warrants, or other forms of convertible securities outstanding or other rights to acquire such securities) until the Company has filed an 8-K with the Securities Exchange Commission announcing this Agreement and the transactions contemplated herein.

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5. CONDITIONS TO COMPANY’S OBLIGATIONS HEREUNDER.

The obligations of the Company to the Investor hereunder are subject to the satisfaction of each of the following conditions (except to the extent such condition is expressly conditional to a specific closing, in which case such condition shall only apply to such specific closing), provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

5.1 The Investor shall have duly executed this Agreement and delivered the same to the Company.

5.2 The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing.

5.3 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

6. CONDITIONS TO INVESTOR’S OBLIGATIONS HEREUNDER.

The obligations of the Investor hereunder are subject to the satisfaction of each of the following conditions (except to the extent such condition is expressly conditional to a specific closing, in which case such condition shall only apply to such specific closing), provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

6.1 The Company shall have duly executed and delivered this Agreement.

6.2 Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing.

6.3 The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the transactions contemplated by this Agreement.

6.4 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

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7. MISCELLANEOUS.

7.1 Legends. The Investor acknowledges that the certificate(s) representing the Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

7.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.3 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them in person to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

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7.4 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

7.5 Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

7.6 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor, and any amendment to this Agreement made in conformity with the provisions of this Section shall be binding upon the Investor. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

7.7 Notices. To be effective, any notice, consent, or communication required or permitted to be given in connection with this Agreement must be in writing and personally delivered or sent by messenger, fax, overnight courier, electronic mail, or certified mail and when to the Company, addressed to Delmar Pharmaceuticals, Inc. Suite 720-999 West Broadway, Vancouver, British Columbia Canada, Canada V5Z 1K5, Facsimile Number (604) 608-5685, email, spraill@delmarpharma.com, attention Scott Praill, or, in the case of an Investor, to the Investor’s address indicated on the Investor’s signature page, or to such other address and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. All notices, consents, and communications are deemed delivered and received by the receiving party (i) if personally delivered or delivered by messenger, on the date of delivery or on the date delivery was refused, (ii) if delivered by fax transmission or electronic mail, upon receipt of confirmation of the party transmitting such fax or electronic mail, or (iii) if delivered by overnight courier or certified mail, on the date of delivery as established by the return receipt, courier service confirmation, or similar documentation (or the date on which the courier or postal service, as the case may be, confirms that acceptance of delivery was refused or undeliverable).

7.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. Investor may not assign some or all of its rights hereunder without the consent of the Company.

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7.9 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.

[signature page follows]

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IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY:

DELMAR PHARMACEUTICALS, INC.

By:________________________________
Name: Jeffrey Bacha
Title: Chief Executive Officer

INVESTOR:

________________________________

Address for Notice to Investor, including email address: Address for Delivery of the Shares (if different than the address for Notice to the Investor)

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